                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant To Section 14(A) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Homestead Funds, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement registration number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

--------------------------------------------------------------------------------
(2)     Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
(3)     Filing party:

--------------------------------------------------------------------------------
(4)     Date filed:

--------------------------------------------------------------------------------

                            HOMESTEAD FUNDS, INC.
                            4301 Wilson Boulevard
                          Arlington, Virginia 22203

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JUNE 20, 2002

        Notice is hereby given that an Annual Meeting of Shareholders (the "Meeting") of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking StockSM Fund (each a "Fund," and collectively, the "Funds") of Homestead Funds, Inc. (the "Corporation"), will be held on Thursday, June 20, 2002 at 10:00 a.m., Eastern Time, at the offices of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203.

        At the Meeting, shareholders of the Funds will be asked to vote on:

        1. A proposal to elect members to the Board of Directors of the Corporation.

        2. Any other business properly brought before the Meeting or any adjournment thereof.

        The Board of Directors has fixed April 1, 2002, as the record date for the Meeting. Only shareholders of the Corporation at the close of business on April 1, 2002, are entitled to notice of and to vote at the Meeting or any adjournment thereof. To assist you in voting, we have attached a proxy statement to this notice that describes the proposal to be voted upon at the Meeting or any adjournment thereof. We have also enclosed a proxy card that contains voting instructions to help you cast your vote.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS VERY IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                            By Order of the Board of Directors

                                            David Metz
                                            Chairman of the Board
                                            May 8, 2002

                            HOMESTEAD FUNDS, INC.
                            4301 Wilson Boulevard
                          Arlington, Virginia 22203

                                 May 8, 2002
          ---------------------------------------------------------
                         P R O X Y S T A T E M E N T
          ---------------------------------------------------------

        This Proxy Statement is being furnished by the Board of Directors of Homestead Funds, Inc. (the "Corporation") to shareholders of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund (each a "Fund," and collectively, the "Funds") of the Corporation in connection with the solicitation of voting instructions for use at the Annual Meeting of Shareholders (the "Meeting"). The Meeting will be held on Thursday, June 20, 2002 at 10:00 a.m., Eastern Time, at the offices of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. We expect to mail this Proxy Statement and the accompanying proxy card on or about May 8, 2002.

        At the Meeting, shareholders will be asked to vote on:

        1. A proposal to elect members to the Board of Directors of the Corporation.

        2.     Any other business properly brought before the Meeting.

        The costs of the Meeting, including the solicitation of voting instructions from each Fund's shareholders, will be paid by the Corporation. The solicitation of instructions will be made primarily by mailing this proxy statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews, or e-mail by officers or service providers of the Corporation. All voting instructions, whether given by mail, telephone, or internet, must be received by EquiServe by 5:00 p.m., Eastern Time, on Wednesday, June 19, 2002. If no instructions are specified on the proxy, the proxy will be voted for the approval of the proposed slate of directors. Voting instructions may be revoked at any time prior to the voting thereof by sending written notice of revocation to the Secretary of the Corporation, by properly giving subsequent voting instructions that are received by EquiServe in time to be voted at the Meeting, or by attending the Meeting and voting in person.

        The Corporation has previously sent to its shareholders its annual report for the year ended December 31, 2001. Copies of the Corporation's annual report are available without charge upon request by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, RS18-305, Arlington, Virginia 22203 or by calling (800) 258-3030. The annual report is also available on the internet at www.homesteadfunds.com.

        Each share of a Fund outstanding on the record date is entitled to cast one vote and fractional shares are entitled to vote a proportional fractional vote. The presence in person or by proxy of holders of more than 50% of the shares entitled to be cast constitutes a quorum for the transaction of business. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of shareholders.

        The Board of Directors has fixed the close of business on April 1, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. All shares for which EquiServe timely receives properly executed voting instructions, and which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with these instructions. The number of shares in the Funds outstanding as of the record date was:

================================================================================================
                       FUND                                     OUTSTANDING SHARES
================================================================================================
Daily Income Fund                                                67,652,080.8390
------------------------------------------------------------------------------------------------
Short-Term Government Securities Fund                             6,728,705.1330
------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                             34,500,605.8710
------------------------------------------------------------------------------------------------
Stock Index Fund                                                  2,921,798.1360
------------------------------------------------------------------------------------------------
Value Fund                                                       13,180,752.0880
------------------------------------------------------------------------------------------------
Small-Company Stock Fund                                          1,544,746.0890
------------------------------------------------------------------------------------------------
International Stock Index Fund                                     130,415.0390
------------------------------------------------------------------------------------------------
Nasdaq-100 Index Tracking Stock(SM) Fund                           340,605.3990
------------------------------------------------------------------------------------------------


        Set forth below is certain information with respect to those shareholders of the Corporation who owned of record 5% or more of the outstanding shares of a Fund on April 1, 2002.

=============================================================================================================
           FUND                                  NAME AND ADDRESS                 SHARES     PERCENT OF FUND
=============================================================================================================
    Daily Income Fund                       Sue Sullivan, Joseph Spivey,       4,908,478.2800       7.26%
                                             And Don Smothers (TRSTE)
                                           For Carroll Elect Coop Corp
                                             Retiree Welfare Bene Tr
                                                  DTD 7/24/97
                                                 P.O. Box 4000
                                           Berryville, AR 72616-4000
-------------------------------------------------------------------------------------------------------------
Short-Term Government Securities Fund     OEC FAS 106 Irrevocable Trust        450,964.0610         6.69%
                                                  DTD 01/01/95
                                                  P.O. Box 1208
                                               Norman, OK 73070-1208
-------------------------------------------------------------------------------------------------------------
  Small-Company Stock Fund                       Peter R. Morris               110,356.1260         7.15%
                                                4301 Wilson Blvd
                                               Arlington, VA 22203
-------------------------------------------------------------------------------------------------------------
International Stock Index Fund          State Street Bank & Trust (Cust)         8,917.1970         6.84%
                                                 Norman H. Ceaglske
                                                      IRA R/O
                                                  49595 Adonis Ave
                                            Stanchfield, MN 55080-5201
-------------------------------------------------------------------------------------------------------------
International Stock Index Fund          State Street Bank & Trust (Cust)         8,213.0060         6.30%
                                              Michael Thomas Pollock
                                                      IRA R/O
                                                    RR1 Box 91
                                            Webster, KY 40176-9703
-------------------------------------------------------------------------------------------------------------
International Stock Index Fund          State Street Bank & Trust (Cust)        23,552.5770        18.06%
                                                 Myron W. Kempfer
                                                     IRA R/O
                                                 P.O. Box 2060
                                          Murrells Inlet, SC 29576-2060
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
           FUND                                  NAME AND ADDRESS                 SHARES     PERCENT OF FUND
=============================================================================================================
International Stock Index Fund                      Peter R. Morris            13,402.1130         10.28%
                                               and Jainel Morris (JT Ten)
                                                    4301 Wilson Blvd
                                                  Arlington, VA 22203
-------------------------------------------------------------------------------------------------------------
Nasdaq-100 Index Tracking Stock(SM) Fund  State Street Bank & Trust (Cust)     36,650.7940         10.76%
                                                     Robert P. Hearn
                                                          R/O IRA
                                                     9940 Davis Highway
                                                 Pensacola, FL 32514-8124
-------------------------------------------------------------------------------------------------------------
Nasdaq-100 Index Tracking Stock(SM) Fund  State Street Bank & Trust (Cust)     17,123.2880          5.03%
                                                    Derald W. Hoover
                                                          R/O IRA
                                                       P.O. Box 322
                                                  Stanley, ND 58784-0322
-------------------------------------------------------------------------------------------------------------
Nasdaq-100 Index Tracking Stock(SM) Fund  State Street Bank & Trust (Cust)     38,291.9220         11.24%
                                                      Jerry L. Taylor
                                                          R/O IRA
                                                      19005 E Low Pl
                                                  Aurora, CO 80015-3197
-------------------------------------------------------------------------------------------------------------
Nasdaq-100 Index Tracking Stock(SM) Fund  State Street Bank & Trust (Cust)     29,156.4210          8.56%
                                                      Daymon G. Barton
                                                          IRA R/O
                                                        P.O. Box 168
                                                    Vinita, OK 74301-0168
-------------------------------------------------------------------------------------------------------------

        Excluding those shares of the Small-Company Stock Fund and the International Stock Index Fund owned by Peter R. Morris as indicated in the table above, the directors (including nominees) and officers of the Corporation as a group owned less than 1% of the total outstanding shares of each Fund as of April 1, 2002.

                                 THE PROPOSAL

                            ELECTION OF DIRECTORS

        At the Meeting, it is proposed that seven directors be elected to hold office until their successors are elected and qualified. Each of the nominees has consented to be named in this proxy statement and to serve or continue to serve, as the case may be, as a director of the Corporation if elected. The proxies named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies on behalf of shareholders for the election of Douglas W. Johnson, Francis P. Lucier, Anthony M. Marinello, David Metz, Peter R. Morris, James F. Perna, and Anthony C. Williams. All of the nominees except Mr. Johnson are currently directors of the Corporation. Mr. Johnson was approved as a nominee by the Board of Directors at a meeting held on March 27, 2002. Messrs. Johnson, Lucier, Perna, and Williams are not "interested persons" of the Corporation as that term is defined in Section 2(a)(19) of the 1940 Act and would serve or continue to serve as independent directors. Messrs. Metz, Morris, and Marinello are interested persons of the Corporation and act as officers of the Corporation and of its affiliated entities. The election of each director requires the approval of a majority of all votes cast at the Meeting in person or by proxy as long as a quorum is present.

        The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of the Corporation. The Board also elects the officers of the Corporation, who are responsible for supervising and administering the Corporation's day-to-day operations. The Board held four meetings during the fiscal year ended December 31, 2001. All of the current directors except Anthony M. Marinello attended all four meetings of the Board in 2001. Mr. Marinello attended two of the meetings of the Board in 2001.

        The Board has an Audit Committee, whose members consist of the independent directors, and an Executive Committee, whose members consist of the interested directors. The Audit Committee meets with the Corporation's independent auditors to discuss the scope and results of the annual audit of the Corporation's financial statements and such other matters as the members of the Audit Committee deem necessary. The Audit Committee met twice during 2001 and all of its members attended both meetings. The Executive Committee possesses and may exercise all of the powers of the Board of Directors with respect to management of the Corporation except as to matters that require action of the full Board. Included within the scope of such powers are matters relating to valuation of securities held by each Fund and the pricing of each Fund's shares for purchase and redemption. The Executive Committee did not meet in 2001.

        The following tables list the nominees to the Board of Directors (including the six current members of the Board) and the officers of the Corporation, any other position each may hold with the Corporation, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each director and officer serves until his or her resignation, removal by the board, or until a successor is duly elected and qualified. The address for each person is 4301 Wilson Boulevard, Arlington, Virginia 22203.

INDEPENDENT DIRECTORS/NOMINEES

===============================================================================================================
                                       TERM OF                                      NUMBER OF    OTHER
                  POSITION(s) HELD     OFFICE AND                                   PORTFOLIOS   DIRECTORSHIPS
NAME AND DATE     WITH THE             LENGTH OF      PRINCIPAL OCCUPATION(s)       OVERSEEN     HELD BY
OF BIRTH          CORPORATION          TIME SERVED    DURING PAST FIVE YEARS        BY DIRECTOR  DIRECTOR
===============================================================================================================
Douglas W.        Nominee for          N/A            Chief Executive               8            NC
Johnson           Director                            Officer, Blue Ridge                        Association
6/22/55                                               Electric Membership                        of Electric
                                                      Corporation                                Cooperatives,
                                                      (1990-present);                            NC Electric
                                                      Director, NRECA                            Membership
                                                      (2000-2002)                                Corporation
---------------------------------------------------------------------------------------------------------------
Francis P.        Director             1997-present   Chairman,                     8            None
Lucier                                                GlaxoSmithKline Trust
10/1/27                                               Investment Committee
                                                      (1997-present);
                                                      Director, Hartland &
                                                      Company (1989-present)
---------------------------------------------------------------------------------------------------------------
James F. Perna    Director             1990-present   Partner, Krooth &             8            None
12/1/47                                               Altman LLP (law firm)
---------------------------------------------------------------------------------------------------------------
Anthony C.        Director             1990-present   President, Homestead          8            None
Williams                                              Funds, Inc.
1/2/42                                                (1990-2000); Director
                                                      and President, RE Advisers
                                                      Corporation and RE
                                                      Investment Corporation
                                                      (1990-2000); Senior Vice
                                                      President of the Retirement,
                                                      Safety and Insurance
                                                      Department of NRECA
                                                      (1985-2000); Director,
                                                      Cooperative Benefit
                                                      Administrators, Inc.,
                                                      Electric Life Cooperative
                                                      Insurance Company and
                                                      Cooperative Insurance
                                                      Services, Inc. (1985-2000)
---------------------------------------------------------------------------------------------------------------


INTERESTED DIRECTORS/NOMINEES AND OFFICERS

===============================================================================================================
                                       TERM OF                                      NUMBER OF    OTHER
                  POSITION(s) HELD     OFFICE AND                                   PORTFOLIOS   DIRECTORSHIPS
NAME AND DATE     WITH THE             LENGTH OF      PRINCIPAL OCCUPATION(s)       OVERSEEN     HELD BY
OF BIRTH          CORPORATION          TIME SERVED    DURING PAST FIVE YEARS        BY DIRECTOR  DIRECTOR
===============================================================================================================
Anthony M.        Director, Vice       1990-present   Vice President,               8            None
Marinello(1)      President                           Cooperative Network
4/13/46                                               (2000-present);
                                                      Executive Director of
                                                      Marketing and Service
                                                      Operations of NRECA
                                                      (1988-2000)
---------------------------------------------------------------------------------------------------------------

===============================================================================================================
                                       TERM OF                                      NUMBER OF    OTHER
                  POSITION(s) HELD     OFFICE AND                                   PORTFOLIOS   DIRECTORSHIPS
NAME AND DATE     WITH THE             LENGTH OF      PRINCIPAL OCCUPATION(s)       OVERSEEN     HELD BY
OF BIRTH          CORPORATION          TIME SERVED    DURING PAST FIVE YEARS        BY DIRECTOR  DIRECTOR
===============================================================================================================
David Metz(2)       Director,          2000-present   Senior Vice President         8            RE Advisers
7/26/41             President                         of the Retirement,                         Corporation,
                                                      Safety and Insurance                       RE Investment
                                                      Department of NRECA                        Corporation
                                                      (1999-present);
                                                      Executive Director,
                                                      Group Insurance
                                                      Director of NRECA
                                                      (1999-2000);
                                                      Self-Employed-Contract
                                                      Management and
                                                      Consulting Services
                                                      for Health Care,
                                                      Managed Care and
                                                      Insurance Programs
                                                      (1990-1999)
---------------------------------------------------------------------------------------------------------------
Peter R. Morris(3)  Director, Vice     1990-present   Vice President and            8            RE Advisers
9/28/48             President,                        Director of RE                             Corporation,
                    Treasurer                         Advisers; Secretary,                       RE Investment
                                                      Treasurer and                              Corporation
                                                      Director of RE
                                                      Investment; Vice
                                                      President and Chief
                                                      Investment Officer of
                                                      NRECA (1988-present)
---------------------------------------------------------------------------------------------------------------
Hope Saxton         Secretary,         2001-present   Compliance Officer of         N/A          N/A
5/8/73              Compliance                        RE Advisers
                    Officer                           Corporation
                                                      (2001-present);
                                                      Compliance Principal
                                                      of RE Investment
                                                      Corporation
                                                      (2002-present);
                                                      Senior Legal
                                                      Assistant, Investment
                                                      Management,
                                                      Kirkpatrick &
                                                      Lockhart LLP
                                                      (1996-2001)
---------------------------------------------------------------------------------------------------------------
Denise Trujillo     Vice President,    2001-present   Executive Director            N/A          N/A
1/9/58              Counsel                           and Chief Employee
                                                      Benefits Counsel of
                                                      NRECA (2001-present);
                                                      Employee Benefits
                                                      Counsel of NRECA
                                                      (1993-2001)
---------------------------------------------------------------------------------------------------------------

(1) Mr. Marinello is a director who is an "interested person" of the Corporation within the meaning of Section 2(a)19 of the 1940 Act. Mr. Marinello is the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns the Corporation's distributor, RE Investment Corporation, and the Corporation's investment adviser, RE Advisers Corporation.

(2) Mr. Metz is a director who is an "interested person" of the Corporation within the meaning of Section 2(a)19 of the 1940 Act. Mr. Metz is a director of RE Investment Corporation, the Corporation's distributor, and he is the President and a director of RE Advisers Corporation, the Corporation's investment adviser. Mr. Metz is also an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers Corporation.

(3) Mr. Morris is a director who is an "interested person" of the Corporation within the meaning of Section 2(a)19 of the 1940 Act. Mr. Morris is the Secretary, Treasurer, and a director of RE Investment Corporation, the Corporation's distributor, and he is the Vice President and a director of RE Advisers Corporation, the Corporation's investment adviser. Mr. Morris is also an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers Corporation.

        The table below shows the dollar range of Fund shares owned by each director of the Corporation as of December 31, 2001.

===============================================================================================
                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                            SECURITIES IN ALL FUNDS OVERSEEN
                                                            OR TO BE OVERSEEN BY DIRECTOR OR
NAME OF DIRECTOR OR      DOLLAR RANGE OF EQUITY SECURITIES  NOMINEE IN FAMILY OF INVESTMENT
NOMINEE                  IN THE CORPORATION                 COMPANIES
===============================================================================================
Douglas W. Johnson       Value Fund                         N/A
                         $1-$10,000
-----------------------------------------------------------------------------------------------
Francis P. Lucier        None                               N/A
-----------------------------------------------------------------------------------------------
Anthony M. Marinello     Daily Income Fund                  N/A
                         $50,001-$100,000

                         Short-Term Bond Fund
                         $10,001-$50,000

                         Stock Index Fund
                         $1-$10,000

                         Value Fund
                         $10,001-$50,000

                         Small-Company Stock Fund
                         $10,001-$50,000

                         International Stock Index Fund
                         $1-$10,000

                         Nasdaq-100 Index Tracking
                         Stock(SM) Fund
                         $1-$10,000
-----------------------------------------------------------------------------------------------
David Metz               Short-Term Bond Fund               N/A
                         $1-$10,000

                         Stock Index Fund
                         $10,001-$50,000

                         Value Fund
                         over $100,000

                         Small-Company Stock Fund
                         $1-$10,000
-----------------------------------------------------------------------------------------------

===============================================================================================
                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                            SECURITIES IN ALL FUNDS OVERSEEN
                                                            OR TO BE OVERSEEN BY DIRECTOR OR
NAME OF DIRECTOR OR      DOLLAR RANGE OF EQUITY SECURITIES  NOMINEE IN FAMILY OF INVESTMENT
NOMINEE                  IN THE CORPORATION                 COMPANIES
===============================================================================================
Peter R. Morris          Daily Income Fund                  N/A
                         over $100,000

                         Short-Term Bond Fund
                         over $100,000

                         Stock Index Fund
                         $10,001-$50,000

                         Value Fund
                         over $100,000

                         Small-Company Stock Fund
                         over $100,000

                         International Stock Index Fund
                         over $100,000
-----------------------------------------------------------------------------------------------
James F. Perna           None                               N/A
-----------------------------------------------------------------------------------------------
Anthony C. Williams      Daily Income Fund                  N/A
                         $1-$10,000

                         Short-Term Bond Fund
                         $1-$10,000

                         Stock Index Fund
                         $10,001-$50,000

                         Value Fund
                         $10,001-$50,000

                         Small-Company Stock Fund
                         $10,001-$50,000
-----------------------------------------------------------------------------------------------


        The Corporation does not pay any salary or other compensation to the interested directors or to any of its officers. During 2001, the Corporation paid $2,000 per meeting to each of the independent directors for attendance at meetings of the Board of Directors. The Corporation also paid $1,000 per meeting to Messrs. Lucier and Perna for attendance at meetings of the Audit Committee. As set forth in the table below, the Corporation paid an aggregate remuneration of $28,000 to its independent directors during the year ended December 31, 2001.

=============================================================================================
                                                            ESTIMATED     TOTAL
                                       PENSION OR           ANNUAL        COMPENSATION FROM
                     AGGREGATE         RETIREMENT BENEFITS  BENEFITS      CORPORATION AND
NAME OF PERSON,      COMPENSATION      ACCRUED AS PART OF   UPON          FUND COMPLEX PAID
POSITION             FROM CORPORATION  CORPORATION EXPENSES RETIREMENT    TO DIRECTORS*
=============================================================================================
Francis P. Lucier,   $10,000           N/A                  N/A           $10,000
Director
---------------------------------------------------------------------------------------------
James F. Perna,      $10,000           N/A                  N/A           $10,000
Director
---------------------------------------------------------------------------------------------

=============================================================================================
                                                            ESTIMATED     TOTAL
                                       PENSION OR           ANNUAL        COMPENSATION FROM
                     AGGREGATE         RETIREMENT BENEFITS  BENEFITS      CORPORATION AND
NAME OF PERSON,      COMPENSATION      ACCRUED AS PART OF   UPON          FUND COMPLEX PAID
POSITION             FROM CORPORATION  CORPORATION EXPENSES RETIREMENT    TO DIRECTORS*
=============================================================================================
Anthony C. Williams, $8,000            N/A                  N/A           $8,000
Director
---------------------------------------------------------------------------------------------

* The "Fund Complex" consists of the eight Funds of the Corporation.


        BOARD OF DIRECTORS' RECOMMENDATION

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS OF THE CORPORATION.

                              OTHER INFORMATION

        SHAREHOLDER PROPOSALS. As a general matter, the Corporation does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a shareholder meeting of the Corporation should send such proposal to the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. Rules promulgated by the SEC require that, to be considered for presentation at a shareholder meeting, a shareholder's proposal must, among other things, be received at the offices of the Corporation a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

        INQUIRIES. Shareholders may make inquiries concerning the proposal by contacting Hope Saxton at (800) 258-3030, prompt 3.

        INVESTMENT ADVISERS, ADMINISTRATOR, AND TRANSFER AGENT. RE Advisers Corporation ("RE Advisers") serves as the investment adviser to all the Funds, except the Stock Index Fund and the International Stock Index Fund, and serves as each Fund's administrator. RE Advisers, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of RE Investment Corporation. Both the Stock Index Fund and International Stock Index Fund are feeder index funds that invest all of their respective assets in a master index fund with the same investment objective. Deutsche Asset Management Inc., located at 130 Liberty Street, New York, New York 10006, serves as the investment manager to the Stock Index Fund. State Street Bank and Trust Company, located at Two International Place, Boston, Massachusetts 02110, serves as the investment manager to the International Stock Index Fund. NFDS, Inc., located at 330 W. 9th Street, 1st Floor, Kansas City, Missouri 64105-1514, serves as the transfer agent to the Funds.

        PRINCIPAL UNDERWRITER. RE Investment Corporation ("RE Investment") serves, without compensation from the Fund, as principal underwriter and distributor to the Corporation pursuant to an agreement between RE Investment and the Corporation. RE Investment, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of NRECA United, Inc., which, in turn, is a wholly-owned subsidiary of NRECA.

        INDEPENDENT PUBLIC ACCOUNTANT. PricewaterhouseCoopers LLP ("PwC") serves as the independent public accountant for the Corporation. Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone should questions arise. The information below shows the aggregate fees PwC billed for its professional services rendered to the Corporation and to RE Advisers, RE Investment, and NRECA for the fiscal year ended December 31, 2001. The Audit

Committee of the Corporation has considered whether the provision of services (in addition to the audit) of the type listed below is compatible with maintaining PwC's independence.

        Audit Fees. The aggregate fees billed for professional services rendered by PwC for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2001 were $78,500.

        Financial Information Systems Design and Implementation Fees. No fees were billed for professional services rendered by PwC during the fiscal year ended December 31, 2001, for (1) operating or supervising the operation of the Corporation's information systems or managing its local area networks or (2) designing or implementing a hardware or software system that aggregates source data underlying the Corporation's financial statements or generates information that is significant to its financial statements taken as a whole.

        All Other Fees. The aggregate fees billed by PwC to the Corporation, RE Advisers, RE Investment, and NRECA during the fiscal year ended December 31, 2001, for attestation, tax, and non-audit services were $20,000.

        For the fiscal year ended December 31, 2000, Deloitte & Touche LLP ("Deloitte") served as the Corporation's independent public accountant. Effective November 28, 2001, Deloitte resigned its position. PwC was approved as the Corporation's independent public accountant by the Corporation's Audit Committee and Board of Directors at the November 29, 2001 meeting. There were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure. The Corporation has received unqualified reports from its independent public accountants in connection with the audits of its financial statements for 2000 and 2001.

[X]   PLEASE MARK VOTES
       AS IN THIS EXAMPLE
                                                     1. To elect the following as Directors:        For All              For All
-------------------------------------------------                                                  Nominees   Withhold    Except
             HOMESTEAD FUNDS, INC.
-------------------------------------------------      (1) Douglas W. Johnson                        [ ]        [ ]        [ ]
                                                       (2) Francis P. Lucier
                                                       (3) Anthony M. Marinello
                                                       (4) David Metz
                                                       (5) Peter R. Morris
                                                       (6) James F. Perna
                                                       (7) Anthony C. Williams

CONTROL NUMBER:                                      NOTE:  If you do not wish your shares voted "For" a particular nominee,
RECORD DATE SHARES:                                  mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).
[NAME(s) AND ADDRESS(ES) OF SHAREHOLDER(s)]


                                                     2. To consider and act upon any other business properly brought before the meeting or any adjournment thereof in the discretion of the persons named as proxies.



 Please be sure to sign       -------------------    Mark box at right if an address change or comment has been noted
  and date this Proxy.        Date                   on the reverse side of this card.                                     [ ]
-------------------------------------------------


Shareholder sign here     Co-owner sign here
-------------------------------------------------



DETACH CARD                                                                                                       DETACH CARD

------------------------                                      ---------------------
   VOTE BY TELEPHONE                                            VOTE BY INTERNET
------------------------                                      ---------------------
It's fast, convenient, and immediate!                         It's fast, convenient, and your vote is
Call toll-free on a touch-tone phone.                         immediately confirmed and posted.
Follow these four easy steps:                                 Follow these four easy steps:
----------------------------------------------                --------------------------------------------
1.  Read the accompanying Proxy Statement                     1.  Read the accompanying Proxy Statement
    and Proxy Card.                                               and Proxy Card.
2.  Call the toll-free number 1-877-PRX-VOTE                  2.  Go to the Website
    (1-877-779-8683).                                             http://www.eproxyvote.com/hdixx
    There is NO CHARGE for this call.                         3.  Enter your Control Number located on
3.  Enter your Control Number located on                          your Proxy Card.
    your Proxy Card.                                          4.  Follow the instructions provided.
4.  Follow the recorded instructions.
----------------------------------------------                --------------------------------------------

YOUR VOTE IS IMPORTANT!                                       YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                  Go to http://www.eproxyvote.com/hdixx anytime!

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                            HOMESTEAD FUNDS, INC.
               4301 Wilson Boulevard, Arlington, Virginia 22203

     Proxy for Annual Meeting of Shareholders to be held on June 20, 2002
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Homestead Funds, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Peter R. Morris and Hope Saxton, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Annual Meeting of Shareholders of the Corporation to be held on June 20, 2002 (the "Meeting") at 10:00 a.m., Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

The Board of Directors recommends that you vote "FOR" each of the proposals. This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted "FOR" each of the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.

         The Board of Directors Recommends a Vote FOR the Proposals.

-----------------------------------------------------------------------------
               PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

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